Exhibit 10.4

DEBT PURCHASE AGREEMENT

This Debt Purchase Agreement (“Debt Purchase Agreement”) is made and entered into effective as of May 2, 2012 by and among Gary B. Wolff (“GBW”), First Trust Management, (“FT”) and Creative Edge Nutrition, Inc. (“Creative”).

WHEREAS, the parties to this Debt Purchase Agreement desire to modify that a certain promissory note dated May 2, 2012 (the “Promissory Note”) executed between GBW and Creative by selling, assigning, transferring and conveying the rights and interests to partial payment of the Promissory Note in the amount of Forty Three Thousand Three Hundred Eighty Four ($43,384) Dollars from GBW to FT.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1.

Transfer and Assignment. As permitted by Creative, GBW hereby sells, assigns, transfers, and conveys unto FT its rights and interests to receive payments in the amount of $20,000 under the Promissory Note. The remaining rights and interests in the balance of the Debt, if any, will remain with GBW.

2.

Consideration. Consideration to be paid to GBW shall be a total of $20,000.

3.

Agreement to be bound. Creative agrees to be bound by all the terms and conditions applicable to GBW under the Debt.

4.

Entire Agreement. This Debt Purchase Agreement embodies the entire agreement between GBW and FT and supersedes any prior agreements, whether written or oral with respect to the subject matter thereof.

5.

Successors. This Debt Purchase Agreement shall be binding upon and shall inure to the benefit of each of the parties to this Debt Purchase Agreement and each of their respective successors and assigns.

6.

Counterparts. This Debt Purchase Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon and all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Debt Purchase Agreement to be duly executed and delivered as of the date first written above.

Gary B. Wolff, P.C.

/s/ Gary B. Wolff
Name: Gary B. Wolff
Its: President and Sole Owner

First Trust Management

/s/ John Zukowski
Name: John Zukowski

ACCEPTED, ACKNOWLEDGED AND APPROVED
Creative Edge Nutrition, Inc.

/s/ Bill Chaaban
Name: Bill Chaaban
Its: President, CEO, Director

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